Exhibit 99.2

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

OLYMPIA, WASHINGTON

)
)
IN THE MATTER OF	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE
EVERGREEN BANK	)	OF A CONSENT ORDER
SEATTLE, WASHINGTON	)
)
(INSURED STATE NONMEMBER BANK))		FDIC-09-451b
)
)

Subject to the acceptance of this Stipulation And Consent To The Issuance Of An Order To Consent (“Consent Agreement”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Washington Department of Financial Institutions (“WDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the WDFI, and Evergreen Bank, Seattle, Washington (“Bank”), as follows:

1. The Bank has been advised of its right to receive a Notice Of Charges And Of Hearing (“Notice”) detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and Revised Code of Washington, Anno. § 30.04.450 (“RCW”), and has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of a Consent Order (“Order”) by the FDIC and the WDFI. The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act and the RCW, and that said Order shall become effective upon its issuance by the FDIC and the WDFI, and fully enforceable by the FDIC and the WDFI pursuant to the provisions of the Act and the RCW.

3. In the event the FDIC and the WDFI accepts the Consent Agreement and issues the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC, and no action to enforce said Order in State Superior Court will be taken by the WDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.

4. The Bank hereby waives:

(a) The receipt of a Notice;

(b) All defenses in this proceeding;

(c) A public hearing for the purpose of taking evidence on such alleged charges;

(d) The filing of Proposed Findings of Fact and Conclusions of Law;

(e) A recommended decision of an Administrative Law Judge; and

///

///

///

(f) Exceptions and briefs with respect to such recommended decision

Dated: October 22, 2009

FEDERAL DEPOSIT INSURANCE	EVERGREEN BANK
CORPORATION, LEGAL DIVISION	SEATTLE, WASHINGTON

BY:

/s/ JAMES L. MILLER	/s/ RICHARD W. BALDWIN
James L. Miller	Richard W. Baldwin
Counsel

WASHINGTON DEPARTMENT OF
FINANCIAL INSTITUTIONS

BY:

/s/ BRAD WILLIAMSON	/s/ CRAIG DAWSON
Brad Williamson	Craig Dawson
Director of Banks

/s/ CAROLE J. GRISHAM
Carole J. Grisham

/s/ ROBERT J. GROSSMAN
Robert J. Grossman

/s/ GERALD O. HATLER
Gerald O. Hatler

/s/ STANLEY MCNAUGHTON
Stanley McNaughton

/s/ RUSSEL E. OLSON
Russel E. Olson

/s/ JOSEPH PHILLIPS
Joseph Phillips
The Board of Directors – Evergreen Bank

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

OLYMPIA, WASHINGTON

)
)
IN THE MATTER OF	)
	)	CONSENT ORDER
EVERGREEN BANK	)
SEATTLE, WASHINGTON	)	FDIC-09-451b
)
(INSURED STATE NONMEMBER BANK))
)
)

The Federal Deposit Insurance Corporation (“FDIC”) is the appropriate Federal Banking agency for Evergreen Bank, Seattle, Washington (“Bank”), under 12 U.S.C. § 1813(q).

The Bank, by and through its duly elected and acting Board of Directors (“Board”), has executed a Stipulation to the Issuance of a Consent Order (“Stipulation”), dated October 22, 2009, that is acceptable to the FDIC and the Washington Department of Financial Institutions (“WDFI”). With the Stipulation, the Bank has consented, without admitting or denying any charges of unsafe or unsound banking practices, to the issuance of this Consent Order (“Order”) by the FDIC and the WDFI.

Having determined that the requirements for issuance of an order under 12 U.S.C. § 1818(b) and the Revised Code of Washington, Anno. § 30.04.450 has been satisfied, the FDIC and the WDFI hereby orders that:

1. The Bank shall have and retain qualified management.

(a) Each member of management shall have qualifications and experience commensurate with his or her duties and responsibilities at the Bank. Management shall include the following: (i) a chief executive officer with proven ability in managing a bank of comparable size and risk profile; (ii) a chief financial officer with proven ability in all aspects of financial management; and (iii) a senior lending officer with significant lending, collection, and loan supervision experience and experience in upgrading a low quality loan portfolio. Each member of management shall be provided appropriate written authority from the Board to implement the provisions of this Order.

(b) The qualifications of management shall be assessed on its ability to:

(i) comply with the requirements of this Order;

(ii) operate the Bank in a safe and sound manner;

(iii) comply with applicable laws and regulations; and

(iv) restore all aspects of the Bank to a safe and sound condition, including asset quality, capital adequacy, earnings, management effectiveness, liquidity, and sensitivity to market risk.

(c) During the life of this Order, the Bank shall notify the Regional Director of the FDIC’s San Francisco Regional Office (“Regional Director”) and the Director of Banks of the Washington Department of Financial Institutions (“Director of Banks”) in writing when it proposes to add or replace any individual on the Board, or employ any individual to serve as a senior executive officer, or change the responsibilities of any existing senior executive officer to include the responsibilities of another senior executive officer position. The term “senior executive officer” shall have the same meaning ascribed to it in Part 303 of the FDIC’s Rules and Regulations, 12 C.F.R. § 303.101. The notification shall include a completed Interagency Biographical and Financial Report and Interagency Change in Director or Senior Executive

Officer and must be received at least 30 days before the addition, employment or change of responsibilities is intended to become effective. The Regional Director and the Director of Banks shall have the power under the authority of this Order to disapprove the addition, employment or change of responsibilities of any proposed officer or director.

(d) The requirement to submit information and the prior disapproval provisions of this paragraph are based upon the authority of 12 U.S.C. § 1818(b) and do not require the Regional Director and the Director of Banks to complete their review and act on any such information or authority within 30 days, or any other timeframe. The Bank shall not add, employ or change the responsibilities of any proposed director or senior executive officer until such time as the Regional Director and the Director of Banks have completed their review.

2. Upon the effective date of this Order, the Board shall actively participate in the affairs of the Bank, assuming full responsibility for the approval of sound policies and objectives and for the supervision of all of the Bank’s activities, consistent with the role and expertise commonly expected for directors of banks of comparable size. This participation shall include meetings to be held no less frequently than monthly at which, at a minimum, the following areas shall be reviewed and approved: reports of income and expenses; new, overdue, renewal, insider, charged-off, and recovered loans; investment activity; liquidity and funds managements activities; operating policies; and individual committee actions. The Board minutes shall document these reviews and approvals, including the names of any dissenting directors.

3.     (a) Within 90 days from the effective date of this Order, the Bank shall increase and thereafter maintain its Tier 1 capital in such an amount to ensure that the Bank’s leverage ratio equals or exceeds 10 percent.

(b) Within 90 days from the effective date of this Order, the Bank shall increase and thereafter maintain its total risk-based capital ratio in such an amount as to equal or exceed 12 percent.

(c) Within 90 days from the effective date of this Order, the Bank shall develop and adopt a plan to meet and maintain the capital requirements of this Order and to comply with the FDIC’s Statement of Policy on Risk-Based Capital contained in Appendix A to Part 325 of the FDIC’s Rules and Regulations, 12 C.F.R. Part 325, Appendix A. Such plan and its implementation shall be in a form and manner acceptable to the Regional Director and the Director of Banks as determined at subsequent examinations and/or visitations.

(d) The level of Tier 1 capital to be maintained during the life of this Order shall be in addition to a fully funded allowance for loan and lease losses, the adequacy of which shall be satisfactory to the Regional Director and the Director of Banks as determined at subsequent examinations and/or visitations. Any increase in Tier 1 capital necessary to meet the requirements of this paragraph may not be accomplished through a deduction from the Bank’s allowance for loan and lease losses.

(e) If all or part of the increase in capital required by this Order is accomplished by the sale of new securities, the Board shall adopt and implement a plan for the sale of such additional securities, including the voting of any shares owned or proxies held or controlled by them in favor of the plan. Should the implementation of the plan involve a public distribution of the Bank’s securities (including a distribution limited only to the Bank’s existing shareholders), the Bank shall prepare offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and any other material disclosures necessary to comply with the Federal securities laws. Prior to the implementation of the plan and, in any event, not less than 20 days prior to the dissemination of such materials, the plan and any materials used in the sale of the securities shall be submitted to the FDIC, Registration, Disclosure and Securities Unit, 550 17th St. N.W., Washington, D.C. 20429, for review. Any changes requested by the FDIC shall be made prior to dissemination. If the increase in capital is provided by the sale of noncumulative perpetual preferred stock, then all terms and conditions of the issue, including but not limited to those terms and conditions relative to interest rate and convertibility factor, shall be presented to the Regional Director and the Director of Banks for prior approval.

(f) In complying with the provisions of this paragraph, the Bank shall provide to any subscriber and/or purchaser of the Bank’s securities, a written notice of any planned or existing development or other changes which are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 days from the date such material development or change was planned or occurred, whichever is earlier, and shall be furnished to every subscriber and/or purchaser of the Bank’s securities who received or was tendered the information contained in the Bank’s original offering materials.

(g) For the purposes of this Order, the terms “leverage ratio”, “Tier 1 capital” and “total risk-based capital ratio” shall have, the meanings ascribed to them in Part 325 of the FDIC’s Rules and Regulations, 12 C.F.R. §§ 325.2(m), 325.2(v), 325.2(y), and Appendix A.

4. The Bank shall not pay cash dividends or make any other payments to its shareholders without the prior written consent of the Regional Director and the Director of Banks.

5.     (a) Within 10 days from the effective date of this Order, the Bank shall eliminate from its books, by charge-off or collection, all assets classified “Loss” in the ROE that have not been previously collected or charged off. Elimination of these assets through proceeds of other loans made by the Bank is not considered collection for the purpose of this paragraph.

(b) Within 90 days from the effective date of this Order, the Bank shall have reduced the assets classified “Doubtful” in the ROE, that have not previously been charged off to not more than $1,000,000.

(c) Within 90 days from the effective date of this Order, the Bank shall have reduced the assets classified “Substandard” in the ROE, that have not previously been charged off to not more than $75,000,000.

(d) Within 180 days from the effective date of this Order, the Bank shall have reduced the assets classified “Substandard” in the ROE, that have not previously been charged off to not more than $60,000,000.

(e) Within 270 days from the effective date of this Order, the Bank shall have reduced the assets classified “Substandard” in the ROE, that have not previously been charged off to not more than $45,000,000.

(f) The requirements of this paragraph are not to be construed as standards for future operations and, in addition to the foregoing, the Bank shall eventually reduce the total of all adversely classified assets. Reduction of these assets through proceeds of other loans made by the Bank is not considered collection for the purpose of this paragraph. As used in this paragraph the word “reduce” means:

(i) to collect;

(ii) to charge-off; or

(iii) to sufficiently improve the quality of assets adversely classified to warrant removing any adverse classification, as determined by the FDIC and the WDFI.

6.     (a) Within 10 days from the effective date of this Order, the Bank shall increase the allowance for loan and lease losses (“ALLL”) by $18,000,000 as of June 30, 2009 unless already recognized and shall thereafter maintain an adequate ALLL.

(b) Additionally, within 30 days from the effective date of this Order, the Board shall develop or revise, adopt and implement a comprehensive policy for determining the adequacy of the ALLL. For the purpose of this determination, the adequacy of the reserve shall be determined after the charge-off of all loans or other items classified “Loss.” The policy shall provide for a review of the allowance at least once each calendar quarter. Said review shall be completed in order that the findings of the Board with respect to the ALLL are properly reported in the quarterly Reports of Condition and Income. The review shall focus on the results of the Bank’s internal loan review, loan loss experience, trends of delinquent and non-accrual loans, an estimate of potential loss exposure of significant credits, concentrations of credit, and present and prospective economic conditions. A deficiency in the allowance shall be remedied in the calendar quarter it is discovered, prior to submitting the Report of Condition, by a charge to current operating earnings. The minutes of the Board meeting at which such review is undertaken shall indicate the results of the review. Upon completion of the review, the Bank shall maintain its ALLL consistent with the ALLL policy established. Such policy and its implementation shall be satisfactory to the Regional Director and the Director of Banks as determined at subsequent examinations and/or visitations.

7.     (a) Within 45 days from the effective date of this Order, the Bank shall develop or revise, adopt, and implement written lending and collection policies to provide effective guidance and control over the Bank’s lending function. Such policies and their implementation shall be satisfactory to the Regional Director and the Director of Banks as determined at subsequent examinations and/or visitations.

(b) The initial revisions to the Bank’s loan policy and practices required by this paragraph shall, at a minimum, include the following:

(i) provisions which prohibit the capitalization of interest or loans related expense unless the Board supports in writing and records in the minutes of the corresponding Board meeting why an exception thereto is in the best interests of the Bank;

(ii) provisions which require complete loan documentation, realistic repayment terms, and current credit information adequate to support the outstanding indebtedness of the borrower. Such documentation shall include current financial information, profit and loss statements or copies of tax returns and cash flow projections;

(iii) provisions which incorporate limitations on the amount that can be loaned in relation to established collateral values;

(iv) provisions which specify the circumstances and conditions under which real estate appraisals must be conducted by an independent third party;

(v) provisions which prohibit concentrations of credit in excess of 20 percent of the Bank’s total equity capital and reserves at the time the credit was entered into to any borrower and that borrower’s related interests;

(vi) provisions which require the preparation of a loan “watch list” which shall include relevant information on all loans in excess of $50,000 which are classified “Substandard” and “Doubtful” in the ROE, or by the FDIC or the WDFI in subsequent Reports of Examination and all other loans in excess of $50,000, which warrant individual review and consideration by the Board as determined by the loan committee or active management. The loan “watch list” shall be presented to the Board for review at least monthly with such review noted in the minutes;

(vii) provisions which require an accurate internal grading system;

(viii) provisions which require independent loan review; and

(ix) the Board shall adopt procedures whereby officer compliance with the revised loan policy is monitored and responsibility for exceptions thereto assigned. The procedures adopted shall be reflected in minutes of a Board meeting at which all members are present and the vote of each is noted.

8. Within 45 days from the effective date of this Order, the Bank shall develop or revise, adopt, and implement a written liquidity and funds management policy that adequately addresses liquidity needs and appropriately reduces the reliance on non-core funding sources. Such policy and its implementation shall be satisfactory to the Regional Director and the Director of Banks as determined at subsequent examinations and/or visitations.

9. Within 30 days of the end of the first quarter following the effective date of this Order, and within 30 days of the end of each quarter thereafter, the Bank shall furnish written progress reports to the Regional Director and the Director of Banks detailing the form and manner of any actions taken to secure compliance with this Order and the results thereof. Such reports shall include a copy of the Bank’s Reports of Condition and Income. Such reports may be discontinued when the corrections required by this Order have been accomplished and the Regional Director and the Director of Banks have released the Bank in writing from making further reports.

The provisions of this ORDER shall not bar, estop, or otherwise prevent the FDIC or any other federal or state agency or department from taking any other action against the Bank or any of the Bank’s current or former institution-affiliated parties.

This ORDER will become effective upon its issuance by the FDIC and the WDFI. The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provisions of this ORDER shall have been modified, terminated, suspended, or set aside by the FDIC and the WDFI.

The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof.

Pursuant to delegated authority.

Dated at San Francisco, California, this 23 day of October, 2009.

/s/ J. GEORGE DOERR	/s/ BRAD WILLIAMSON
J. George Doerr	Brad Williamson
Deputy Regional Director	Director of Banks
Risk Management	Washington Department of Financial Institutions
Division of Supervision and Consumer Protection
San Francisco Region
Federal Deposit Insurance Corporation